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                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 9
                                     TO THE
                 STEWART ENTERPRISES EMPLOYEES' RETIREMENT TRUST
                             (A PROFIT SHARING PLAN)
                                 TRUST AGREEMENT

      WHEREAS, Stewart Enterprises, Inc. (the "Company") is a sponsor of the Stewart Enterprises Employees' Retirement Trust (A Profit Sharing Plan) Trust Agreement (the "Plan"), which was originally adopted January 1, 1981, and has been amended from time to time;

      WHEREAS, Section 15.1 of the Plan provides that the Plan can be amended by the Company; and

      WHEREAS, it is the desire of the Company to amend the Plan to comply with changes to the cashout threshold for terminated participant accounts required by the Economic Growth and Tax Relief Reconciliation Act of 2001;

      NOW, THEREFORE, the Plan is hereby amended effective March 28, 2005, as follows:

                                       I.

      The term "$5,000" in the following sections of the Plan is hereby deleted and replaced with "$1,000":

      Sections 6.2(b), 6.2(c), 6.3(b), 6.4

                                       II.

      The last sentence of Section 6.4 of the Plan is hereby deleted, reversing a change implemented via Amendment No. 4 to the Plan.

                                     * * * *

      IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed this _____ day of December, 2005.

WITNESSES:                               STEWART ENTERPRISES, INC.

___________________________________      By: ___________________________________
                                             Lisa T. Winningkoff
                                             Stewart Enterprises Employees'
                                             Retirement Trust
                                             Administrative and Investment
                                             Committee
___________________________________